

HNR Acquisition Corp

NYSE American: HNRA

Corporate Slide Presentation

March 2024

Disclaimer

- This presentation of HNR Acquisition Corp ("HNRA" or the "Company") shall not constitute a "solicitation" as defined in Rule 14a-1 of the Securities Exchange Act of 1934, as amended.
- This presentation is not an offer, or a solicitation of an offer, to buy or sell any investment or other specific product. Any offering of securities (the "Securities") will not be registered under the Securities Act of 1933, as amended (the "Act"), and will be offered as a private placement to a limited number of institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Act or "qualified institutional buyers" as defined in Rule 144A under the Act. Accordingly, the Securities must continue to be held unless the Securities are registered under the Act or a subsequent disposition is exempt from the registration requirements of the Act. Investors should consult with their legal counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. HNRA is not making an offer of the Securities in any state where the offer is not permitted.
- The information in this presentation may not be complete and may be changed at any time. Before you invest in the Company's securities, you should read the documents the Company has filed or may file with the SEC for more complete information about the Company. Copies of any such filing may be obtained for free by visiting the SEC website at www.sec.gov. Filings by HNRA with the SEC may also be viewed through links on the HNRA website at HNRA-NYSE.com.
- This presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by the Company or any of its affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. Accordingly, none of the Company or any of its affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed.
- The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X promulgated by the SEC. Accordingly, such information and date may not be included in, may be adjusted in, or may be presented differently in, any proxy statement, prospectus or other report or document to be filed or furnished by HNRA with the SEC. Certain financial measures in this presentation are not calculated pursuant to U.S. generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures as compared to their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non-GAAP financial measures herein as tools for comparison.
- Certain statements contained in this presentation relate to the historical experience of our management team. An investment in the Company is not an investment in any of our management team's past investments, companies or funds affiliated with them. The historical results of these persons, investments, companies, funds or affiliates is not necessarily indicative of future performance of the Company.
- This Presentation may contain estimated or projected financial information, including, without limitation, HNRA's projected revenue, gross operating profit, income before taxes and EBITDA for calendar years 2024, 2025, and 2026. Such estimated or projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such estimated or projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See "Forward-Looking Statements" below. Actual results may differ materially from the results contemplated by the estimated or projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such estimates and projections will be achieved. The independent registered public accounting firm of HNRA did not audit, review, compile, or perform any procedures with respect to the estimates or projections for the purpose of their inclusion in this presentation, and accordingly, did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation.

Disclaimer

- **Forward-Looking Statements**
- Statements in this presentation which are not statements of historical fact are “forward-looking statements”. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks and uncertainties, and may include projections of our future financial performance based on our growth strategies, business plans and anticipated trends in our business. These forward-looking statements, are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance, targets, goals or achievements expressed or implied in the forward-looking statements. These factors include, but are not limited to, those discussed in our Annual Report on Form 10-K under Item 1A “Risk Factors,” and also discussed from time to time in our quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements, and other SEC filings including the following: (1) the financial and business performance of the Company, (2) the Company’s abilities to execute its business strategies, (3) the level of production on our properties, (4) overall and regional supply and demand factors, delays, or interruptions of production, (5) competition in the oil and natural gas industry, (6) risks associated with the drilling and operation of crude oil and natural gas wells, including uncertainties with respect to identified drilling locations and estimates of reserves, and (7) the effect of existing and future laws and regulatory actions, including federal and state legislative and regulatory initiatives relating to hydraulic fracturing and environmental matters, including climate change. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, the Company at the time this presentation was prepared. Although the Company believes that the assumptions underlying such statements are reasonable, it cannot give assurance that they will be attained. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities law. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. HNRA undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
- In preparing this presentation, the Company has substantially and materially relied on the Evaluations of Certain Oil and Gas Properties ("reserve reports") rendered by William M. Cobb & Associates, Inc. ("Cobb"), an unrelated third party that had previously been engaged and compensated by HNRA concerning the oil and gas assets owned by HNRA including, without limitation, the proved reserves and future income as of the date of the Cobb reserve reports, the most recent reflecting values as of December 31, 2023.

Investment Highlights

- **Plentiful Asset:** 956 million barrels of OOIP – expect to triple proven reserves in next 3-4 years
- **Increasing Production:** Production expected to increase by 1,000 bbl/day in next 24 months
- **Operation Excellence:** Strategy to reduce lifting costs
- **Capital Efficient:** Oil Rich + Waterflooding Extraction + Existing Wells = Lower Cap-ex
- **Lower Risk:** Aggressive Hedging, Shallower Drilling, Best-In-Class Team and Partner Network
- **Value:** De-SPAC Created an Optimal Entry Point for New Investors

HNRA Oil Potential is Huge


Total Mapped Original Oil in Place
956,000,000 Barrels of Oil
Previous recovery
Proven reserves
Add perforation
Infield drilling
OOIP potential


Additional Potential from
50 million to 80 million
Proven reserves
Add perforation
Infield drilling


Proven Reserves in BOE
Total 16.0 mil BOE including Gas
PDP-Oil
PDP-Gas
PDNP-Oil
PDNP-Gas
PUD-Oil
PUD-Gas

The oil and gas quantities of the original-oil-in-place ("OOIP"), reserves and potential recovery are all based on reports and letters from our third-party engineering firm William M. Cobb & Associates, Inc. Specifically, the reserve report as of December 31, 2023 dated February 26, 2024, and the letter on remaining potential in the Grayburg-San Andres intervals dated July 22, 2022.

HNRA

Growth Strategy

Five Strategic Priorities

Build Team and Public Company



Experienced Oil & Gas industry professionals with a strong network

Optimize Production



Potential untapped reserves in our 956 million of OOIP

Reduce Operating Cost



Opportunity to drive supply and equipment costs down

Enhance Capital Efficiencies



Significant reserves can be tapped with existing well

Build a Portfolio of Energy Assets



Permian Basin is hot market with over 100 billion of recent M&A activity

HNRA

The Team



Dante Caravaggio
CEO & Director

- 40+ years of experience in the oil and gas industry.
- Executive and program management positions with Kellogg Brown and Root, Parsons Corp, Jacobs Engineering and Sun Oil.
- BS and MS in Petroleum Engineering from University of Southern California and MBA from Pepperdine University.



Mitchell B. Trotter
CFO & Director

- 40+ years of experience in various controller and CFO roles.
- Managed up to 400 plus staff across six continents supporting global operations with clients in multiple industries across private, semi-public and public sectors.
- BS Accounting from Virginia Tech and MBA from Virginia Commonwealth University.



David M. Smith, Esq.
VP, General Counsel

- Licensed attorney in Texas with 40+ years of experience in the legal field of oil and gas exploration and production.
- Transactional and litigation experience in oil and gas, real estate, bankruptcy and commercial industries.
- Holds a degree in Finance from Texas A&M University, a Doctor of Jurisprudence from South Texas College of Law and is licensed before the Texas Supreme Court.



Jesse J. Allen
VP of Operations

- 40+ years of experience operating and managing onshore production in the U.S. and internationally.
- Worked for several key companies like Sun Production Company and various technical and managerial roles with Chesapeake Energy.
- Holds a BS in Petroleum Engineering from Texas Tech University, is a Professional Engineer, and is a member of the Society of Petroleum Engineers and the American Petroleum Institute.

Optimizing Production

- What was done?
  - Predecessor transitioned to a waterflood approach in the Seven Rivers zone in 2020 when the production was 400 BOEPD (barrels of oil per day)
  - Using a pilot test process, they increased to 1,200 BOEPD over an 18 months period
  - Due to lack of cap-ex and attention, the production stabilized and then dropped to 900 BOEPD over last 2 ½ years until HNRA acquisition
- What is being done?
  - HNRA is going back to what worked for stimulating wells
  - The team is analyzing and adjusting current wells to improve existing production
  - HNRA will re-implement the cap-ex plan by the third-party engineer, Cobb & Associates, in the second half of 2024
  - The Cobb reserve report plan has BOEPD increasing to 2,200 by end of 2026
- What are options for the future?
  - There is an additional 34 million barrels of oil in the unperforated legacy zones
  - Infield drilling to reduce the patterns from 40 acre spacing to 20 or 10 acre spacing

Strategy to Reduce Costs

- The operating costs of the previous owner was high and inefficient, and there are opportunities to improve and drive down lift costs
- The management team and the field leadership team are, on an on-going basis, reviewing areas to identify where we can: enhance maintaining the field; reduce lift and cap-ex expenditures; and increase production
  - Equipment: There are certain pieces of equipment that are provided by subcontractors that are used continuously where having the equipment owned by the company will reduce overall cost; not have to rely on the availability of a subcontractor; and maximize deployment to the higher priority wells
  - Suppliers: Developing relationships with key suppliers to establish supply lines that are dependable with good cost structures
  - Staffing: Developed a staffing and paid-time-off structure to balance the workload and holiday schedules to properly balance field coverage
  - Automation: There are techniques available to use automation to monitor well production and regulate the process to maximize individual well production

Responsible use of Capital Spend

- The Grayburg-Jackson oil field has 550 existing wells that can be utilized to recover proven reserves without new drilling, and hence significant upfront capital spend can be avoided
- The team of petroleum engineers and geologists are studying well responses to best determine the most cost and capital effective process to maximize production
- The company is recycling water both from our field and from an offset producer to minimize the capital needed to operate the oil field, and to avoid the use of our fresh water well, which is our back-up source

Industry and Acquisition Strategy Overview

- HNRA is an independent energy company with an acquisition and value creation strategy focused on building a company in the energy industry in North America that complements the experience of our management team and can benefit from our operational expertise and executive oversight
- Our focus is to maximize total shareholder value from a diversified portfolio of long-life oil and natural gas properties built through acquisition and through selective development, production enhancement, and other exploitation efforts on its oil and natural gas properties
- Our first acquisition and operational entity was a waterflood property located on the Northwest Shelf of the Permian Basin. We are actively exploring opportunities to expand our presence in the Permian Basin

The Property

Grayburg-Jackson Oil Field Overview


Chaves
Roosevelt
Northwest Shelf
LH Operating
Eddy
Lea
Central
Platform
Delaware
Basin

- The first acquisition was the Grayburg-Jackson oil field which is a waterflood property operated by the HNRA subsidiary LH Operating, LLC ("LHO")
- The property is located on the Northwest Shelf of the Permian Basin which according to the U.S. Geological Survey contains the largest recoverable reserves among all the unconventional basins in the United States


New
Mexico
LH Operating
Lea Co.
Eddy Co.
Texas
Texas

HNRA

Permian Basin – Most Promising Oil Reserves in the U.S.

- Contributes 62% of the total oil output of the U.S.
- Contribute 25% to the overall gas production in the U.S.
- Expected to remain resource-rich for a long period of time, as geologically viable (GV) capacity comes on board to sustain the production levels until ~2040
- According to the United States Geological Survey, the Northwest Shelf of the Permian Basin contains the largest recoverable reserves among all the unconventional basins in the United States

Permian Region Dominates Daily Oil Production (Values in thousand bpd)


Anadarko, 396 , 4%
Appalachia, 135 , 2%
Bakken, 1,270 , 13%
Eagle Ford, 1,154 , 12%
Haynesville, 32 , 0%
Niobrara, 691 , 7%
Permian, 5,976 , 62%

Permian Region Is the Second-largest Gas Producing Region (million cubic feet/ day)


7%
Permian, 24,745 , 25%
Appalachia, 35,953 , 36%
Niobrara, 5,193 , 5%
Haynesville, 16,559 , 17%
Eagle Ford, 7,508 , 7%
Bakken, 3,392 , 3%

Source: U. S. Energy Information Administration. Data as of Nov. 2023.

HNRA

Development History

- Development began in 1940's for the Seven Rivers ("7R"), Queen, Grayburg, and San Andres intervals

- In late 2019, LHO (a privately owned company) purchased the property and operated the Grayburg-Jackson field from early 2020

- The 2020 baseline production level was approximately 500 barrels of oil equivalent ("BOE") per day

- LHO's production has increased from the baseline production of 500 BOE in 2020 to today's range of 1,250-1,450 BOE per day by the implementation of Zone 7R waterflooding

Seven Rivers (7R) – Development History

Depositional Setting



Chaves
Roosevelt
Northwest Shelf
LH Operating
Eddy
Lea
Central Platform
Delaware Basin
Midland Basin
LINN Energy
Src: Linn Energy Regional Location Map

Regional Setting



GYBG-JACKSON
120 MMBO Cum
MALJAMAR
140 MMBO Cum
VACUUM
631 MMBO Cum
GYBG-JACKSON
MALJAMAR
VACUUM
SA-GYBG VACUUM TREND BOUNDARY
HOBBS
LH Operating
LEA
EDDY
LINN Energy
Src: Linn Energy Regional Location Map

LH Operating Gross Historical Production (All Horizons)



10,000
1,000
100
10
1945
1950
1955
1960
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010
2015
2020
1980's – 1990's drilling program
1960's drilling program and waterflood
LH 7R WF initiated late 2019 with initial production response in early 2020
Gross Oil (BOPD)
Development began in 1940's (Seven Rivers-Queen-Grayburg-San Andres production)
34 MMBO Cum.
Most Recent Drilling Activity 5 wells in 2014
LH Acquisition from Linn 2018
Gross Well Count
Src: ENVERUS production data for current LH Operating wells

Seven Rivers (7R) Waterflood Development



7R PDP Response (95 Patterns) – Gross Oil (BOPD)
10,000
1,000
100
10
1
4-Pattern Pilot Response Starts
95 PDP Patterns Online ~1,000 BOPD
Gross 7R BOPD
7R Pattern Count
Production shown does not include Legacy production
02/2020
04/2020
06/2020
08/2020
10/2020
12/2020
02/2021
04/2021
06/2021
08/2021
10/2021
12/2021
02/2022
04/2022
06/2022
08/2022



7R Waterflood Development
Pilot Response Starts Early 2020
7R WF Pilot (4)
7R WF PDP (95)
7R WF PDNP + PUD (158)
Excluded WF Patterns due to material prior depletion
LH Operating Leasehold
LH Producer
LH Injector

Current 7R Waterflood Response

- LH Operating's 7R WF work began late 2019 in the H E West B 4-pattern pilot with initial production response in February 2020
- 95 patterns have been brought online as of mid-2022 (includes pilot)
- 7R gross oil production from these 95 patterns has sustained ~1,000 BOPD
- 95 pattern 7R OOIP = 30 MMBO

Remaining 7R Waterflood Development

- Additional 158 waterflood patterns planned (PDNP + PUD)
- Full waterflood development requires approximately 214 workovers, 56 CTI's, 55 re-entries of plugged wells, 24 new-drill producers, and 39 new-drill injectors
- 158 pattern 7R OOIP = 50 MMBO

HNRA

Stratigraphy & Seven Rivers Type Log

Stratigraphy of the NW Shelf of the Permian Basin

Period	Epoch	Formation		Approx. Regional Thickness (ft)
Permian	Ochoan	Dewey Lake		200-400
		Rustler		100
		Salado		1,000
	Guadalupian	Tansil		200
		Yates		200
		Seven Rivers		500
		Queen		200-500
		Grayburg		300
		San Andres		1,500
	Leonardian	Glorieta		100
		Yeso	Paddock	1,500
			Blinebry	
			Tubb	
			Drinkard	
		Abo		1,000
	Wolfcampian	Wolfcamp		0-1,500

Src: Modified from Pranter (1999)

Regulatory Production Pool: 7R-Q-GB-SA

Seven Rivers Type Log: State AZ 606



B1
B2
B3
B4
B5
B6
C
2100
POROSITY CUTOFF

Source: Linn Energy

Historical Production by Zone

- Historical production has been from the Seven Rivers, Queen, Grayburg, and San Andres (7R-Q-GB-SA) in descending depth order
- The producing reservoirs range in depth from 1,500’ to 4,000’ across the LH Operating leasehold

7R Three Main Producing Intervals

- R B1/B2/B3: Thin, discontinuous, low porosity in most areas
- 7R B4/B5/B6: Main producing interval and waterflood target
- 7R C: Thin, discontinuous, low porosity in most areas

HNRA

Waterflood Operations – Creating a Steady Revenue Stream

- The waterflood process uses the injection of water into an oil-bearing reservoir for pressure maintenance to stimulate oil flow through the rock to the producing well for oil and gas recovery
- A waterflood property has long-lasting, low decline oil production. This creates a long-term steady revenue stream, which is a strong base to generate sustainable cash flow and earnings.

Illustration of Water Flooding Technique


Water injection well
oil
water
oil

Source: International Journal of Oil and Gas and Coal Technology

Steady Revenue Stream and Low-risk Oil Recovery Waterflooding Method Increases Economic Value of the Property

HNRA

Land and Ownership Overview

- ~13,700 gross acres
- 23 Leases (20 BLM and 3 State leases)
- 100% WI with 74% average NRI
- 100% Operated and 100% HBP
- Original Oil in Place is 876,159,746 barrels of oil
- Title opinion coverage on 97% of PDP PV10 value

LH Operating Leases



J L Keel B
H E West A
H E West B
J L Keel A
C A Russell
Hudson Fed
Foster V L
State A
Superior Foster
Superior Foster
State B
State AZ
Turner A
Skelly Unit
Freiss Fred
Fren Oil Co
Turner B
Max Friess
Lea D
BLM Lease
C A Russell (NMLC 029548A)
H E West A (NMLC 029426A)
H E West B (NMLC 029426B)
Foster V L (NMLC 049998A)
Friess Fed (NMLC 060409)
Fren Oil Co (NMLC 0031844)
Hudson Fec (NMLC 054908)
J L Keel A (NMLC 029435A)
J L Keel B (NMLC 029435B)
Lea D (NMLC 0029418B)
Max Friess (NMLC 0065014)
Superior Foster (NMLC 0057520)
Turner A (NMLC 029395A)
Turner B (NMLC 029395B)
Skelly Unit (NMLC 029418A)
Skelly Unit (NMLC 029419A)
Skelly Unit (NMLC 029420A)
Skelly Unit (NMNM 98120)
Skelly Unit (NMNM 98121)
Skelly Unit (NMNM 98122)
NM State Lease
State A (B 2014-0010)
State AZ (B1565-0017)
State B (2613-0011)

BLM and NM State Leases



BLM Leases ■ NM State Leases

Title Opinion Coverage



LH Leases with Title Opinion ■ LH Leasehold

Net Revenue Interest by Lease



<75% NRI ■ 75% - 79% NRI ■ 80% - 84% NRI ■ 85% - 87.5% NRI

The Oil Field

- The oil field has several large reservoir structures. The HNRA intervals range from as shallow as 1,500 feet deep to 4,000 feet deep
- The HNRA field has attainable proven reserves of approximately 20 million barrels of crude oil and 5 billion cubic feet of natural gas
- Original Oil in Place (OOIP) is mapped at 956,000,000 barrels of oil in HNRA intervals
- Wells and reserves
  - 85% crude oil and 15% natural gas
  - 550 producing wells and 95 active patterns
  - Producing wells tap 40% of the reserves
  - Rest of reserves are proven

Period	Epoch	Formation		Approx. Regional Thickness (ft)
Permian	Ochoan	Dewey Lake		200-400
		Rustler		100
		Salado		1,000
	Guadalupian	Tansil		200
		Yates		200
		Seven Rivers		500
		Queen		200-500
		Grayburg		300
		San Andres		1,500
	Leonardian	Glorieta		100
		Yeso	Paddock	1,500
			Blinebry	
			Tubb	
			Drinkard	
		Abo		1,000
	Wolfcampian	Wolfcamp		0-1,500

Cobb Report Projections

Seven Rivers Future Development

- The projections are based on the Cobb report
- 253 pattern total development
  - ✓ 95 PDP patterns
  - ✓ Plus 115 PDNP and 43 PUD patterns
  - ✓ Patterns are a combination of producing wells and water injectors to facilitate oil and gas recovery
- Reserves based on the Cobb report mapped 7R OOIP and waterflood oil response model calibrated to the 95 pattern PDP response to date
- Full waterflood development expected to raise gross plateau oil rates as follows:
  - ✓ ~3,700 BOPD PDP + PDNP + PUD
  - ✓ ~2,500 BOPD PDP + PDNP
  - ✓ ~1,000 BOPD PDP

Seven Rivers Full Waterflood Development (Gross BOPD)



10,000
1,000
100
10
Gross BOPD
Historical
Projected
Commercial Gross EURs
~20 MMBO PDP + PDNP + PUD (+43 Patterns)
~15 MMBO PDP + PDNP (+115 Patterns)
~7 MMBO PDP (95 Patterns)
PUD: Workover re-entry rigs scheduled to start early 2024
PDNP: Workover rig scheduled to re-start early 2023
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036
Total Proved
PDP+PDNP
PDP

HNRA

Financials

Accomplishments & Upcoming Targets

Incorporated in Delaware on December 9, 2020

IPO was effective on February 10, 2022

Initial Business Combination closed on November 15, 2023

1Q24

Evaluate the producing wells to increase production

2Q24

Begin to develop the proven reserves

3Q24

Ramp up production from existing and developing wells

Financials – Predecessor Operating Company

(Dollars in millions)	Nine months ended September 2023
Revenues	20.3
Lease operating expenses (LOE)	7.4
Production taxes	1.8
Depletion, asset retirement and other	2.0
General and administrative	3.1
Operating income	6.0
Interest expense, net	1.2
Loss on sale of assets and other non-recurring	0.9
Net income before taxes	3.9

HNRA

Hedging

- 60% of PDP has been hedged for 2024, and 50% for 2025
- All hedges at $70.00 or greater

		CY 2024		CY 2025		
Hedge #	Type	Barrels	Price/Range	Barrels	Price/Range	Total
1	Collar	54,000	70.00 - 91.90			54,000
2	Collar	54,000	70.00 - 85.50			54,000
3	Swap	33,000	70.23	36,000	70.23	69,000
4	Swap	22,000	70.35			22,000
5	Swap	33,000	70.50	36,000	70.50	69,000
6	Swap	11,000	75.10			11,000
7	Swap			108,000	70.10	108,000
Total		207,000		180,000		387,000
Percent		60%		50%		

HNRA

Capital Structure – (as of December 2023)

• Debt		$46 mil
• RBL Loan from FIBT	28 mil	
• Seller Note	15 mil	
• Private Loans	3 mil	
• Equity		30 mil
• Common stock 7.2 mil shares	15 mil	
• Preferred stock	15 mil	
• Less Cash on Balance Sheet		(1) mil
• Enterprise value (17% discount to purchase price)		$75 mil

- Outstanding Warrants of 10.9 mil common stock equivalents
  - Exercise price of $11.50 per common share

HNRA

Final Words

HNRA

Investment Highlights

- **Plentiful Asset:** 956 million barrels of OOIP – expect to triple proven reserves in next 3-4 years
- **Increasing Production:** Production expected to increase by 1,000 bbl/day in next 24 months
- **Operation Excellence:** Strategy to reduce lifting costs
- **Capital Efficient:** Oil Rich + Waterflooding Extraction + Existing Wells = Lower Cap-ex
- **Lower Risk:** Aggressive Hedging, Shallower Drilling, Best-In-Class Team and Partner Network
- **Value:** De-SPAC Created an Optimal Entry Point for New Investors

Thank you for your interest in HNRA

